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                                                                                                                      EXHIBIT (e)(9)
 ---   American
|AIG|     General                                                                                                         Assignment
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[ ] American General Life Insurance Company (AGL),
     [ ] Fixed Life Service Center - P. O. Box 4373, Houston, TX 77210-4373
     [ ] Variable Life Service Center - P. O. Box 4880, Houston, TX 77210-4880
[ ] The Old Line Life Insurance Company of America (OLL), P. O. Box 4880, Houston, TX 77210-4880
    Members of American International Group, Inc.
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1.     CONTRACT      | You may use this form for multiple contracts that have the same contract owner and require the same
       IDENTIFICATION| signatures. All contracts must be assigned to the same assignee or all contracts released from assignment
                     | with same assignee.
                     |
                     | CONTRACT No.: _______________________________________________________________________________________________
                     |
                     | OWNER:___________________________________________________   SSN/TIN OR EIN:__________________________________
                     |
   [ ] Check Here if | ADDRESS: ________________________________________________   PHONE No.:_______________________________________
       New Address   |
                     |          ________________________________________________
                     |
                     | EMAIL ADDRESS (optional):________________________________
                     |
                     | INSURED/ANNUITANT (if other than Owner):_____________________________________________________________________
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2. [ ] ASSIGNMENT    | For value received, I hereby assign and transfer to the named Assignee/Creditor as their interest may appear,
                     | the Contract number named above, issued by the Company, upon the life as named above and all moneys now or
                     | hereafter payable thereunder, subject to the conditions of said contract, the regulations of the Company and
                     | to any lien, charge, or indebtedness thereon now or hereafter existing in favor of the Company.
                     |
                     | Assignee/Creditor Name: _____________________________________________________________________________________
                     |
                     | Assignee/Creditor Address: __________________________________________________________________________________
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3. [ ] RELEASE OF    | The consideration for which the Assignment was made, having been fully paid and satisfied, all right, title,
       ASSIGNMENT    | and interest of the assignee in the above named Contract issued or assumed by the Company on the above named
                     | life is hereby relinquished.
                     |
                     | Assignee/Creditor Name: _____________________________________________________________________________________
                     |
                     | Assignee/Creditor Address: __________________________________________________________________________________
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4.     SIGN HERE FOR | This request must be dated and all required signatures must be written in ink, using full legal names signed
       ABOVE REQUEST | by the person or persons who have the rights of ownership under the terms of the contract. For Corporate
                     | Owned contracts, the signature of one officer followed by the officer's title is required. The request must
                     | be submitted on a piece of corporate letterhead or paper with the corporate seal that has been signed by that
                     | officer. For contracts owned by a Partnership, the full name of the partnership should be written followed by
                     | the signatures of all partner(s), other than the Insured. For contracts owned by or assigned to a Trustee,
                     | current Trustee(s) signatures are required as instructed by the trust agreement. Validation of Trustee(s)
                     | signatures may be required.
                     |
                     | Under penalties of perjury, I certify that: (1)The number shown on this form is my correct taxpayer
                     | identification number, and (2)I am not subject to backup withholding because: (a) I am exempt from backup
                     | withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to
                     | back-up withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified
                     | me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident
                     | alien). You must cross out item 2 above if you have been notified by the IRS that you are currently subject
                     | to backup withholding because you have failed to report all interest or dividends on your tax return.
                     |
                     | The Internal Revenue Service does not require your consent to any provision of this document other than the
                     | certification required to avoid backup withholding.
                     |
       ASSIGNMENT    | ____________________________________________________       __________________________________________________
                     |       Signature of Owner              Date                        Signature of co-owner         Date
                     |                                                              (or other party interested in contract)
       RELEASE OF    |
       ASSIGNMENT    | To release the assignment of this contract, this request must be signed by the Assignee.
                     |
                     | ____________________________________________________
                     |          Assignee                     Date
                     |
                     |                             RETURN COMPLETED FORM TO THE ADDRESS OF THE COMPANY CHECKED ABOVE.
                     |
                     |
AGLC 0205 Rev0103
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